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                                                                   Exhibit 10.30
                                                                   -------------

                     SECOND AMENDMENT TO CREDIT AGREEMENT
                     ------------------------------------

         SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of December 4, 1997, among AMETEK, INC. (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Banks"), BANK OF AMERICA NT&SA (f/k/a Bank of America Illinois), BANK OF MONTREAL, CORESTATES BANK, N.A. and PNC BANK, NATIONAL ASSOCIATION, as Co-Agents (the "Co-Agents"), and THE CHASE MANHATTAN BANK, as Administrative Agent (the "Administrative Agent") for the Banks. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.


                              W I T N E S S E T H :
                              -------------------

         WHEREAS, the Borrower, the Banks, the Co-Agents and the Administrative Agent are parties to a Credit Agreement, dated as of August 2, 1995, and amended and restated as of September 12, 1996 (as in effect on the date hereof, the "Credit Agreement"); and

         WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

         NOW, THEREFORE, it is agreed:

I.   Amendments.
     ----------

         1. Section 3.03(c) of the Credit Agreement is hereby amended by deleting the text appearing in said Section in its entirety and inserting the text "[Intentionally Deleted]" in lieu thereof.

         2. Section 8.01(i) of the Credit Agreement is hereby amended by deleting the proviso contained in clause (viii) of said Section and inserting in lieu thereof the following new proviso:

     "provided, that the provisions of the preceding clauses (viii)(B),
     (viii)(C) and (viii)(D) (to the extent requiring pro forma calculations) shall be applicable only to the extent that either (x) the sum of (I) the Permitted Acquisition Amount in respect of such Permitted Acquisition plus
     (II) the aggregate fair market value (determined as of the proposed date of consummation of such Permitted Acquisition in good faith by senior management of the Borrower) of any Common Stock issued as consideration in connection with such Permitted Acquisition, exceeds $10,000,000, or (y) such Permitted Acquisition does not meet the criteria set forth in clause
     (x) above and the sum of (I) the Permitted Acquisition Amount in respect of such Permitted Acquisition plus (II) the Permitted Acquisition Amount in respect of all other Permitted Acquisitions consummated in the same fiscal year of the Borrower as
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     such proposed Permitted Acquisition is to be consummated (but excluding
     Permitted Acquisitions meeting the criteria set forth in clause (x) above) plus (III) the aggregate fair market value (determined as of the proposed date of consummation of such Permitted Acquisition in good faith by senior management of the Borrower) of any Common Stock issued as consideration in connection with such Permitted Acquisition and all other Permitted Acquisitions consummated in the same fiscal year of the Borrower as such proposed Permitted Acquisition is to be consummated (but excluding any Permitted Acquisitions meeting the criteria set forth in clause (x) above), exceeds $10,000,000."


         2.    Section 8.01 of the Credit Agreement is hereby further amended by
(i) deleting the word "and" appearing at the end of clause (j) of said Section,
(ii) deleting the period at the end of clause (k) of said Section and inserting the text "; and" in lieu thereof and (iii) inserting the following new clause
(l) at the end of said Section:

         "(l)  the Borrower may consummate the Rotron Acquisition."

         3. Section 8.05(j) of the Credit Agreement is hereby amended by (i) inserting the text "(x)" immediately following the text "the Borrower and its Subsidiaries may" and (ii) deleting the semicolon appearing at the end of said Section and inserting in lieu thereof the following text:

         "and (y) effect the Rotron Acquisition, in accordance with Section 8.01(l);".

         4. Section 8.06(b) of the Credit Agreement is hereby amended by (i) inserting the text "(x)" immediately following the text "in accordance with applicable law and so long as the Borrower" and (ii) deleting the semicolon appearing at the end of said Section and inserting in lieu thereof the following text:

         "or (y) holds such shares as treasury stock."

         5.    Section 10 of the Credit Agreement is hereby further amended by
(i) deleting the definitions of "Permitted Receivables Program Transaction Date" and "Maximum Initial Commitment" appearing in said Section and (ii) inserting in appropriate alphabetical order the following new definition:

         "Rotron Acquisition" shall mean the acquisition of EG&G Rotron, Inc. by the Borrower."

II.  Miscellaneous.
     -------------

         1. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that:
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         (a)   no Default or Event of Default exists as of the Amendment
     Effective Date, both before and after giving effect to this Amendment; and

         (b) on the Amendment Effective Date both before and after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects;

         2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

         3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

         4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         5. This Amendment shall become effective on the date (the "Amendment Effective Date") when the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office.

                            *          *          *
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          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.


                                       AMETEK, INC.



                                       By /s/ Deirdre Saunders
                                         ---------------------------------------
                                         Name:  Deirdre Saunders
                                         Title: Vice President and Treasurer


                                       THE CHASE MANHATTAN BANK,
                                       Individually and as Administrative Agent


                                       By /s/ Carol A. Ulmer
                                         ---------------------------------------
                                         Name:  Carol A. Ulmer
                                         Title: Vice President


                                       BANK OF MONTREAL,
                                       Individually and as a Co-Agent


                                       By /s/ R.J. McClorey
                                         ---------------------------------------
                                         Name:  R.J. McClorey
                                         Title: Director


                                       CORESTATES BANK, N.A.,
                                       Individually and as a Co-Agent


                                       By /s/ Robert Cordell
                                         ---------------------------------------
                                         Name:  Robert Cordell
                                         Title: Vice-President



                                       PNC BANK, NATIONAL ASSOCIATION,
                                       Individually and as a Co-Agent



                                       By  /s/ Victoria Ziff
                                         ---------------------------------------
                                         Name:  Victoria Ziff
                                         Title:
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                                       BANK OF AMERICA NATIONAL TRUST
                                       AND SAVINGS ASSOCIATION,
                                       Individually and as a Co-Agent


                                       By /s/ John Pocalyko
                                         ---------------------------------------
                                         Name:  John Pocalyko
                                         Title: Managing Director


                                       ABN AMRO BANK N.V., NEW YORK BRANCH


                                       By /s/ Donald Sutton
                                         ---------------------------------------
                                         Name:  Donald Sutton
                                         Title: Vice President


                                       By /s/ Lisa Megeaski
                                         ---------------------------------------
                                         Name:  Lisa Megeaski
                                         Title: Vice President


                                       MELLON BANK, N.A.


                                       By /s/ Gilbert Mateer
                                         ---------------------------------------
                                         Name:  Gilbert Mateer
                                         Title: Vice President



                                       SOCIETE GENERALE


                                       By /s/ Salvatore Galatioto
                                         ---------------------------------------
                                         Name:  Salvatore Galatioto
                                         Title: First President
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                                       CARIPLO-CASSA DI RISPARMIO DELLE
                                       PROVINCIE LOMBARDE S.P.A.



                                       By /s/ Anthony F. Giobbi
                                         ---------------------------------------
                                         Name:  Anthony F. Giobbi
                                         Title: First Vice President



                                       By /s/ Charles W. Kennedy
                                         ---------------------------------------
                                         Name:  Charles W. Kennedy
                                         Title: First Vice President



                                       THE YASUDA TRUST AND BANKING CO.,
                                       LTD., NY BRANCH



                                       By /s/ RM Laudenschlager
                                         ---------------------------------------
                                         Name:  Rohn Laudenschlager
                                         Title: Senior Vice President